UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2005
                                                         -----------------


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


       001-05767                                          54-0493875
       ---------                                          ----------
      (Commission                                      (I.R.S. Employer
       File No.)                                      Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition.

On December 19, 2005, Circuit City Stores, Inc. issued a press release announcing its third quarter results. The press release is attached as Exhibit
99.1 to this report.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

       (c) Exhibits

Exhibit No.    Description of Exhibit
99.1           Press release issued December 19, 2005







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CIRCUIT CITY STORES, INC.



                                    By:  /s/Philip J. Dunn
                                         --------------------------------------
                                          Philip J. Dunn
                                          Senior Vice President, Treasurer,
                                          Corporate Controller and
                                          Chief Accounting Officer



Date:    December 19, 2005





                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued December 19, 2005